EXHIBIT 23.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (file numbers 333-41454, 33-50922, 33-61532, 33-66482,
33-80726, 333-33485, 333-65974) of Saucony, Inc. of our report dated February 26, 2001 relating to the financial statements and the financial statement schedule, which appears in this Form 10-K.




                                    PricewaterhouseCoopers LLP

Boston, Massachusetts
April 3, 2003